Lincoln Financial Group®

You're In Charge®

Statistical Supplement

Third Quarter 2016

Lincoln Financial Group
Table of Contents

Analyst Coverage and Credit Ratings	1
Notes	2
Consolidated
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares and Return on Equity	5
Key Stakeholder Metrics	6
Segment and Sources of Earnings	7
Select Earnings Drivers By Segment	8
Sales By Segment	9
Operating Revenues and General and Administrative Expenses By Segment	10
Operating Commissions and Other Expenses	11
Interest Rate Yields and Spreads By Segment	12
Select Earnings and Operational Data from Business Segments
Annuities	13
Retirement Plan Services	14
Life Insurance	15
Group Protection	16
Other Operations	17
DAC & Account Value Rollforwards
Consolidated DAC, VOBA, DSI and DFEL Roll Forwards	18
Account Value Roll Forwards:
Annuities	19
Retirement Plan Services	20
Life Insurance	21
Other Information
Select Investment Data	22
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC	23
Select GAAP to Non-GAAP Reconciliations	24

Lincoln Financial Group
Analyst Coverage and Credit Ratings

Firm	Analyst				Phone Number
Bank of America Merrill Lynch	Seth Weiss				646-855-3783
Barclays Capital	Jay Gelb				212-526-1561
Credit Suisse	John Nadel				212-325-4016
Deutsche Bank	Yaron Kinar				212-250-7927
Dowling & Partners	Humphrey Lee				860-676-7351
Evercore	Thomas Gallagher				212-446-9439
FBR Capital Markets	Randy Binner				703-312-1890
Goldman Sachs	Michael Kovac				212-902-2303
J.P. Morgan Securities	Jimmy Bhullar				212-622-6397
Janney Montgomery Scott	Bob Glasspiegel				860-724-1203
Keefe, Bruyette & Woods, Inc.	Ryan Krueger				860-722-5930
Morgan Stanley	Nigel Dally				212-761-4132
Sandler O’Neil & Partners, L.P.	John Barnidge				312-281-3412
Wells Fargo	Sean Dargan				212-214-1416

This list is provided for informational purposes only. Lincoln Financial Group does not endorse the analyses, conclusions or recommendations contained in any report issued by these or any other analysts.
Ratings as of November 2nd, 2016
Standard
		A.M Best	Fitch	Moody's	& Poor's
Senior Debt Ratings		a-	BBB+	Baa1	A-
Financial Strength Ratings
Lincoln National Life Insurance Company		A+	A+	A1	AA-
First Penn-Pacific Life Insurance Company		A	A+	A1	A-
Lincoln Life & Annuity Company of New York		A+	A+	A1	AA-

Investor Inquiries May Be Directed To:
Chris Giovanni, Senior Vice President, Investor Relations
Email: Christopher.Giovanni@lfg.com
Phone: 484-583-1793

Lincoln Financial Group
Notes

Computations
The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.
The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.
If the effect of equity classification would result in a more dilutive Earnings Per Share (“EPS”), the numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our deferred compensation plans. In addition, for any period where a loss from continuing operations is experienced, shares used in the diluted EPS calculation represent basic shares, as using dilutive shares would be anti-dilutive to the calculation. In these periods, we would also exclude the deferred compensation adjustment.
Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets. ROE is calculated by dividing annualized net income (loss) (or income (loss) from operations) by average equity, excluding accumulated other comprehensive income (loss) (“AOCI”). Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.
Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI, by common shares outstanding. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes book value per share excluding

AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates.  Book value per share is the most directly comparable GAAP measure.
Pre-tax net margin is calculated by dividing income (loss) from operations before taxes by net revenue, which is defined as total operating revenues less interest credited.
Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.
Sales as reported consist of the following:
• MoneyGuard®, our linked-benefit product – 15% of total expected premium deposits;
• Universal life (“UL”), indexed universal life ("IUL"), variable universal life (“VUL”) – first year commissionable premiums plus 5% of excess premiums received, including an adjustment for internal replacements of approximately 50% of commissionable premiums;
• Executive Benefits - single premium bank-owned UL and VUL, 15% of single premium deposits, and corporate owned UL and VUL, first year commissionable premiums plus
5% of excess premium received, including an adjustment for internal replacements of approximately 50% of commissionable premiums;
• Term – 100% of annualized first year premiums;
• Annuities – deposits from new and existing customers; and
• Group Protection – annualized first year premiums from new policies.
Throughout the document, “after-DAC” refers to the associated amortization expense of deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”) and deferred front-end loads (“DFEL”) and changes in other contract holder funds.
Sources of Earnings are defined as follows:
• Investment spread earnings consist primarily of net investment income, net of interest credited earned on the underlying general account investments supporting our fixed products less related expenses.
• Mortality/morbidity earnings result from mortality margins, morbidity margins, and certain expense assessments and related fees that are a function of the rates priced into the product and level of insurance in force.
• Fees on Assets Under Management (“AUM”) earnings results consist primarily of asset-based fees charged based on variable account values less associated benefits and related expenses.

Page 2a

Lincoln Financial Group
Notes

• Variable Annuity (“VA”) Riders earnings consist of fees charged to the contract holder related to guaranteed benefit rider features, less the net valuation premium and associated change in benefit reserves and related expenses.

Non-GAAP Performance Measures

Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein.
We exclude the after-tax effects of the following items from GAAP net income (loss) to arrive at income (loss) from operations:
• Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪ Sales or disposals and impairments of securities;
▪ Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed death benefit (“GDB”) riders reflected within our variable annuities;
▪ Changes in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders reflected within variable annuity net derivative results accounted for at fair value;
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed living benefit ("GLB") riders reflected within variable annuity net derivative results;
▪ Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting option”);
• Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders (“benefit ratio unlocking”);
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Gains (losses) on early extinguishment of debt;
• Losses from the impairment of intangible assets;
• Income (loss) from discontinued operations; and
• Income (loss) from the initial adoption of new accounting standards.
Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items:
• Excluded realized gain (loss);
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance.
We use our prevailing federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.

Management believes that the non-GAAP performance measures discussed above explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. In addition, we believe that our definitions of operating revenues and income from operations provide investors with more valuable measures of our performance as they better reveal trends in our business.

Statistical Supplement is Dated
The financial data in this document is dated November 2nd, 2016, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.
Page 2b

Consolidated

Lincoln
Financial Group®
You're In Charge®

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Nine Months Ended
	9/30/15	12/31/15	3/31/16	6/30/16	9/30/16	Change	9/30/15	9/30/16	Change
Revenues
Insurance premiums	$825	$848	$816	$728	$708	-14.2%	$2,398	$2,252	-6.1%
Fee income	1,469	1,116	1,235	1,288	1,376	-6.3%	3,929	3,899	-0.8%
Net investment income	1,254	1,200	1,172	1,199	1,259	0.4%	3,627	3,630	0.1%
Realized gain (loss):
Other-than-temporary impairment (“OTTI”)	(18)	(16)	(36)	(28)	(13)	27.8%	(38)	(76)	-100.0%
Realized gain (loss), excluding OTTI	45	(124)	(78)	(17)	50	-17.8%	27	(45)	NM
Total realized gain (loss)	27	(140)	(114)	(45)	37	37.0%	(11)	(121)	NM
Amortization of deferred gains on business
sold through reinsurance	18	18	18	18	18	0.0%	55	55	0.0%
Other revenues	123	130	116	119	127	3.3%	402	361	-10.2%
Total revenues	3,716	3,172	3,243	3,307	3,525	-5.1%	10,400	10,076	-3.1%

Expenses
Interest credited	622	632	633	639	642	3.2%	1,876	1,914	2.0%
Benefits	1,327	1,262	1,331	1,208	922	-30.5%	3,783	3,462	-8.5%
Commissions and other expenses	1,432	859	976	978	1,283	-10.4%	3,459	3,236	-6.4%
Interest and debt expense	67	68	68	68	66	-1.5%	204	202	-1.0%
Total expenses	3,448	2,821	3,008	2,893	2,913	-15.5%	9,322	8,814	-5.4%
Income (loss) from continuing operations before taxes	268	351	235	414	612	128.4%	1,078	1,262	17.1%
Federal income tax expense (benefit)	41	68	27	89	145	253.7%	207	263	27.1%
Net income (loss)	227	283	208	325	467	105.7%	871	999	14.7%
Adjustment for LNC stock units in our
deferred compensation plans	(7)	-	(7)	-	-	100.0%	(6)	(1)	83.3%
Net income (loss) available to common
stockholders – diluted	$220	$283	$201	$325	$467	112.3%	$865	$998	15.4%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$0.87	$1.14	$0.82	$1.35	$2.00	129.9%	$3.37	$4.16	23.4%

ROE, including AOCI
Net income (loss)	6.2%	8.1%	5.9%	8.5%	11.6%		7.6%	8.8%

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	9/30/15	12/31/15	3/31/16	6/30/16	9/30/16	Change
ASSETS
Investments:
Available-for-sale (“AFS”) securities:
Corporate bonds	$74,432	$74,032	$76,956	$80,129	$81,369	9.3%
U.S. government bonds	438	429	450	464	458	4.6%
Foreign government bonds	532	524	532	530	530	-0.4%
Mortgage-backed securities	4,252	4,104	4,028	3,975	4,019	-5.5%
Asset-backed collateralized debt obligations	515	589	628	687	686	33.2%
State and municipal bonds	4,480	4,480	4,744	4,985	4,939	10.2%
Hybrid and redeemable preferred securities	857	806	726	691	631	-26.4%
VIEs' fixed maturity securities	598	598	599	600	600	0.3%
Equity securities	242	237	245	277	273	12.8%
Total AFS securities	86,346	85,799	88,908	92,338	93,505	8.3%
Trading securities	1,914	1,854	1,864	1,812	1,808	-5.5%
Mortgage loans on real estate	8,431	8,678	8,916	9,257	9,430	11.8%
Real estate	21	17	17	21	23	9.5%
Policy loans	2,647	2,545	2,533	2,507	2,471	-6.6%
Derivative investments	2,020	1,537	2,085	2,613	2,170	7.4%
Other investments	1,820	1,778	2,048	2,039	2,184	20.0%
Total investments	103,199	102,208	106,371	110,587	111,591	8.1%
Cash and invested cash	3,772	3,146	3,177	4,113	3,444	-8.7%
DAC and VOBA	8,866	9,510	8,984	8,280	8,020	-9.5%
Premiums and fees receivable	383	376	401	370	355	-7.3%
Accrued investment income	1,116	1,070	1,108	1,070	1,117	0.1%
Reinsurance recoverables	5,559	5,623	5,597	5,540	5,432	-2.3%
Funds withheld reinsurance assets	639	629	630	628	628	-1.7%
Goodwill	2,273	2,273	2,273	2,273	2,273	0.0%
Other assets	3,420	3,454	3,671	5,134	5,152	50.6%
Separate account assets	120,275	123,619	123,506	125,033	128,593	6.9%
Total assets	$249,502	$251,908	$255,718	$263,028	$266,605	6.9%

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	9/30/15	12/31/15	3/31/16	6/30/16	9/30/16	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future contract benefits	$20,523	$20,708	$21,438	$22,147	$22,120	7.8%
Other contract holder funds	76,451	77,362	77,475	77,458	77,963	2.0%
Short-term debt	-	-	-	250	250	NM
Long-term debt by rating agency leverage definitions:
Operating (see note (2) on page 6 for details)	1,115	1,115	1,115	865	865	-22.4%
Financial	4,459	4,438	4,535	4,595	4,592	3.0%
Reinsurance related embedded derivatives	116	87	111	134	137	18.1%
Funds withheld reinsurance liabilities	676	638	597	2,019	1,999	195.7%
Deferred gain on business sold through reinsurance	116	98	79	61	43	-62.9%
Payables for collateral on investments	5,297	4,657	5,017	6,297	5,654	6.7%
VIEs' liabilities	2	4	-	-	-	-100.0%
Other liabilities	6,071	5,565	7,187	8,249	8,066	32.9%
Separate account liabilities	120,275	123,619	123,506	125,033	128,593	6.9%
Total liabilities	235,101	238,291	241,060	247,108	250,282	6.5%

Stockholders’ Equity
Common stock	6,380	6,298	6,162	6,009	5,909	-7.4%
Retained earnings	6,358	6,474	6,565	6,716	7,037	10.7%
AOCI:
Unrealized investment gains (losses)	1,940	1,149	2,235	3,501	3,684	89.9%
Foreign currency translation adjustment	(2)	(5)	(7)	(18)	(20)	NM
Funded status of employee benefit plans	(275)	(299)	(297)	(288)	(287)	-4.4%
Total AOCI	1,663	845	1,931	3,195	3,377	103.1%
Total stockholders’ equity	14,401	13,617	14,658	15,920	16,323	13.3%
Total liabilities and stockholders’ equity	$249,502	$251,908	$255,718	$263,028	$266,605	6.9%

Page 4b

Lincoln Financial Group
Earnings, Shares and Return on Equity
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/15	12/31/15	3/31/16	6/30/16	9/30/16	Change	9/30/15	9/30/16	Change
Income (Loss)
Net income (loss)	$227	$283	$208	$325	$467	105.7%	$871	$999	14.7%
Pre-tax income (loss) from operations	364	504	397	489	571	56.9%	1,298	1,460	12.5%
After-tax income (loss) from operations (1)	289	382	314	373	441	52.6%	1,013	1,128	11.4%
Operating tax rate	20.6%	24.2%	20.9%	23.7%	22.8%		22.0%	22.7%

Average Stockholders’ Equity
Average equity, including AOCI	$14,550	$14,009	$14,137	$15,289	$16,122	10.8%	$15,331	$15,183	-1.0%
Average AOCI	1,804	1,254	1,388	2,563	3,286	82.2%	2,659	2,412	-9.3%
Average equity, excluding AOCI	$12,746	$12,755	$12,749	$12,726	$12,836	0.7%	$12,672	$12,771	0.8%

ROE, excluding AOCI
Net income (loss)	7.1%	8.9%	6.5%	10.2%	14.5%		9.2%	10.4%
Income (loss) from operations	9.1%	12.0%	9.8%	11.7%	13.7%		10.7%	11.8%

Per Share
Net income (loss) (diluted)	$0.87	$1.14	$0.82	$1.35	$2.00	129.9%	$3.37	$4.16	23.4%
Income (loss) from operations (diluted)	1.11	1.54	1.25	1.56	1.89	70.3%	3.92	4.70	19.9%
Dividends declared during the period	0.20	0.25	0.25	0.25	0.25	25.0%	0.60	0.75	25.0%

Book value, including AOCI	$58.19	$55.85	$61.33	$68.39	$71.43	22.8%	$58.19	$71.43	22.8%
Per share impact of AOCI	6.72	3.47	8.08	13.72	14.78	119.9%	6.72	14.78	119.9%
Book value, excluding AOCI	$51.47	$52.38	$53.25	$54.67	$56.65	10.1%	$51.47	$56.65	10.1%

Shares
Repurchased during the period	3.7	3.7	5.5	6.2	4.3	16.2%	12.3	16.1	30.9%
End-of-period – basic	247.5	243.8	239.0	232.8	228.5	-7.7%	247.5	228.5	-7.7%
End-of-period – diluted	251.2	246.7	242.2	236.3	231.3	-7.9%	251.2	231.3	-7.9%
Average for the period – diluted	253.2	248.9	245.1	239.9	233.6	-7.7%	256.6	239.9	-6.5%

(1) See reconciliation to net income (loss) on page 24.

Lincoln Financial Group
Key Stakeholder Metrics
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						For the Nine Months Ended
	9/30/15	12/31/15	3/31/16	6/30/16	9/30/16	Change	9/30/15	9/30/16	Change

Cash Returned to Common Stockholders
Shares repurchased	$200	$200	$200	$275	$200	0.0%	$700	$675	-3.6%
Common dividends	50	49	61	60	58	16.0%	152	179	17.8%
Total cash returned to common stockholders	$250	$249	$261	$335	$258	3.2%	$852	$854	0.2%

Leverage Ratio
Short-term debt	$-	$-	$-	$250	$250	NM
Long-term debt	5,574	5,553	5,650	5,460	5,457	-2.1%
Total debt (1)	5,574	5,553	5,650	5,710	5,707	2.4%
Less:
Operating debt (2)	1,115	1,115	1,115	1,115	1,115	0.0%
25% of capital securities	302	302	302	302	302	0.0%
Carrying value of fair value hedges	292	270	365	423	420	43.8%
Total numerator	$3,865	$3,866	$3,868	$3,870	$3,870	0.1%

Stockholders’ equity, excluding unrealized
investment gains (losses)	$12,461	$12,468	$12,423	$12,419	$12,639	1.4%
Add: 25% of capital securities	302	302	302	302	302	0.0%
Total numerator	3,865	3,866	3,868	3,870	3,870	0.1%
Total denominator	$16,628	$16,636	$16,593	$16,591	$16,811	1.1%

Leverage ratio	23.2%	23.2%	23.3%	23.3%	23.0%

Holding Company Available Liquidity	$505	$608	$539	$523	$546	8.1%

(1) Excludes obligations under capital leases of $130 million that are reported in other liabilities on our Consolidated Balance Sheets.
(2) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies and the senior note issued in September 2008 by our primary insurance subsidiary. During the second quarter of 2016, we reclassified the senior note issued by our primary insurance subsidiary into short-term debt.

Lincoln Financial Group
Segment and Sources of Earnings
Unaudited (millions of dollars)

	For the Three Months Ended						As of or For the Nine Months Ended
	9/30/15	12/31/15	3/31/16	6/30/16	9/30/16	Change	9/30/15	9/30/16	Change
Income (Loss) from Operations, Pre-Tax
Annuities	$328	$309	$272	$296	$303	-7.6%	$949	$871	-8.2%
Retirement Plan Services	57	45	41	41	45	-21.1%	145	128	-11.7%
Life Insurance	46	175	103	175	246	NM	354	524	48.0%
Group Protection	26	20	8	23	44	69.2%	45	75	66.7%
Other Operations	(93)	(45)	(27)	(46)	(67)	28.0%	(195)	(138)	29.2%
Income (loss) from operations, before income taxes	$364	$504	$397	$489	$571	56.9%	$1,298	$1,460	12.5%

Income (Loss) from Operations, After-Tax
Annuities	$259	$243	$218	$235	$240	-7.3%	$753	$693	-8.0%
Retirement Plan Services	42	33	31	31	32	-23.8%	107	94	-12.1%
Life Insurance	36	119	75	120	167	NM	251	361	43.8%
Group Protection	17	13	5	15	28	64.7%	29	49	69.0%
Other Operations	(65)	(26)	(15)	(28)	(26)	60.0%	(127)	(69)	45.7%
Income (loss) from operations	$289	$382	$314	$373	$441	52.6%	$1,013	$1,128	11.4%

	For the Three Months Ended						For the Trailing Twelve Months
	9/30/15	12/31/15	3/31/16	6/30/16	9/30/16	Change	9/30/15	9/30/16	Change
Sources of Earnings, Pre-Tax
Investment spread	$136	$179	$139	$161	$205	50.7%	$678	$685	1.0%
Mortality/morbidity	48	115	65	118	175	264.6%	398	474	19.1%
Fees on AUM	282	219	191	220	222	-21.3%	910	853	-6.3%
VA riders	(9)	36	29	36	36	NM	123	137	11.4%
Total sources of earnings, before income taxes	457	549	424	535	638	39.6%	2,109	2,149	1.9%
Other Operations	(93)	(45)	(27)	(46)	(67)	28.0%	(236)	(184)	22.0%
Income (loss) from operations, before income taxes	$364	$504	$397	$489	$571	56.9%	$1,873	$1,965	4.9%

Sources of Earnings, Pre-Taxes, Percentage By Component
Investment spread	29.7%	32.6%	32.8%	30.0%	32.3%		32.1%	31.9%
Mortality/morbidity	10.4%	21.0%	15.3%	22.1%	27.4%		18.9%	22.0%
Fees on AUM	61.9%	39.9%	45.1%	41.2%	34.8%		43.2%	39.7%
VA riders	-2.0%	6.5%	6.8%	6.7%	5.5%		5.8%	6.4%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/15	12/31/15	3/31/16	6/30/16	9/30/16	Change	9/30/15	9/30/16	Change
Annuities
Operating revenues	$1,060	$1,079	$1,039	$983	$1,000	-5.7%	$3,041	$3,023	-0.6%
Deposits	3,304	3,018	2,353	2,113	1,938	-41.3%	9,675	6,404	-33.8%
Net flows	536	435	(35)	(452)	(868)	NM	1,129	(1,354)	NM
Average account values	122,668	122,330	118,189	122,383	125,023	1.9%	123,968	121,876	-1.7%

Retirement Plan Services
Operating revenues	$282	$276	$267	$270	$282	0.0%	$826	$819	-0.8%
Deposits	1,884	2,095	1,791	1,660	1,799	-4.5%	5,450	5,251	-3.7%
Net flows	251	(221)	78	4	97	-61.4%	673	180	-73.3%
Average account values	54,184	54,396	52,999	55,127	56,537	4.3%	54,387	54,841	0.8%

Life Insurance
Operating revenues	$1,727	$1,348	$1,478	$1,538	$1,630	-5.6%	$4,600	$4,646	1.0%
Deposits	1,400	1,542	1,238	1,391	1,490	6.4%	4,055	4,120	1.6%
Net flows	1,019	1,170	830	978	1,102	8.1%	2,836	2,910	2.6%
Average account values	42,963	43,269	43,795	44,162	44,792	4.3%	42,774	44,250	3.5%
Average in-force face amount	651,256	657,846	664,753	671,412	680,010	4.4%	646,592	672,058	3.9%

Group Protection
Operating revenues	$570	$565	$534	$525	$534	-6.3%	$1,792	$1,593	-11.1%
Non-medical earned premiums	522	516	489	478	485	-7.1%	1,592	1,452	-8.8%

Consolidated
Operating revenues (1)	$3,735	$3,354	$3,400	$3,395	$3,530	-5.5%	$10,546	$10,325	-2.1%
Deposits	6,588	6,655	5,382	5,164	5,227	-20.7%	19,180	15,775	-17.8%
Net flows	1,806	1,384	873	530	331	-81.7%	4,638	1,736	-62.6%
Average account values	219,815	219,995	214,983	221,672	226,352	3.0%	221,129	220,967	-0.1%

(1) See reconciliation to total revenues on page 24.

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/15	12/31/15	3/31/16	6/30/16	9/30/16	Change	9/30/15	9/30/16	Change
Sales
Annuities:
With guaranteed living benefits	$1,991	$1,698	$1,248	$1,164	$1,052	-47.2%	$6,130	$3,463	-43.5%
Without guaranteed living benefits	747	664	437	471	466	-37.6%	2,321	1,375	-40.8%
Variable	2,738	2,362	1,685	1,635	1,518	-44.6%	8,451	4,838	-42.8%
Fixed	566	656	668	478	420	-25.8%	1,224	1,566	27.9%
Total Annuities	$3,304	$3,018	$2,353	$2,113	$1,938	-41.3%	$9,675	$6,404	-33.8%

Retirement Plan Services:
First-year sales	$706	$902	$393	$431	$607	-14.0%	$1,761	$1,431	-18.7%
Recurring deposits	1,178	1,193	1,398	1,229	1,192	1.2%	3,689	3,820	3.6%
Total Retirement Plan Services	$1,884	$2,095	$1,791	$1,660	$1,799	-4.5%	$5,450	$5,251	-3.7%

Life Insurance:
UL	$23	$25	$18	$24	$23	0.0%	$66	$65	-1.5%
MoneyGuard®	52	54	42	51	56	7.7%	137	150	9.5%
IUL	21	27	18	18	23	9.5%	59	59	0.0%
VUL	47	58	29	41	52	10.6%	134	123	-8.2%
Term	20	25	25	30	31	55.0%	61	85	39.3%
Total individual life insurance	163	189	132	164	185	13.5%	457	482	5.5%
Executive Benefits	10	9	7	9	8	-20.0%	70	24	-65.7%
Total Life Insurance	$173	$198	$139	$173	$193	11.6%	$527	$506	-4.0%

Group Protection:
Life	$24	$86	$27	$25	$28	16.7%	$75	$80	6.7%
Disability	22	94	22	30	33	50.0%	68	85	25.0%
Dental	15	43	10	16	17	13.3%	36	43	19.4%
Total Group Protection	$61	$223	$59	$71	$78	27.9%	$179	$208	16.2%
Percent employee-paid	49.5%	47.4%	54.5%	46.4%	44.0%		51.2%	47.8%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/15	12/31/15	3/31/16	6/30/16	9/30/16	Change	9/30/15	9/30/16	Change
Operating Revenues
Annuities	$1,060	$1,079	$1,039	$983	$1,000	-5.7%	$3,041	$3,023	-0.6%
Retirement Plan Services	282	276	267	270	282	0.0%	826	819	-0.8%
Life Insurance	1,727	1,348	1,478	1,538	1,630	-5.6%	4,600	4,646	1.0%
Group Protection	570	565	534	525	534	-6.3%	1,792	1,593	-11.1%
Other Operations	96	86	82	79	84	-12.5%	287	244	-15.0%
Total	$3,735	$3,354	$3,400	$3,395	$3,530	-5.5%	$10,546	$10,325	-2.1%

General and Administrative Expenses,
Net of Amounts Capitalized (1)
Annuities	$113	$120	$114	$114	$111	-1.8%	$339	$340	0.3%
Retirement Plan Services	77	80	74	77	77	0.0%	226	227	0.4%
Life Insurance	105	115	111	115	121	15.2%	327	347	6.1%
Group Protection	70	72	69	71	77	10.0%	208	217	4.3%
Other Operations	56	18	-	9	25	-55.4%	96	35	-63.5%
Total	$421	$405	$368	$386	$411	-2.4%	$1,196	$1,166	-2.5%

General and Administrative Expenses,
Net of Amounts Capitalized, as a Percentage
of Operating Revenues
Annuities	10.6%	11.1%	11.0%	11.6%	11.1%		11.2%	11.2%
Retirement Plan Services	27.2%	29.0%	27.7%	28.3%	27.3%		27.3%	27.7%
Life Insurance	6.1%	8.5%	7.5%	7.5%	7.4%		7.1%	7.5%
Group Protection	12.2%	12.7%	13.0%	13.5%	14.4%		11.6%	13.6%
Other Operations	57.9%	22.0%	0.6%	11.7%	30.2%		33.3%	14.3%
Total	11.3%	12.1%	10.8%	11.4%	11.6%		11.3%	11.3%

(1) See page 11 for general and administrative expenses capitalized.

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/15	12/31/15	3/31/16	6/30/16	9/30/16	Change	9/30/15	9/30/16	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$468	$465	$410	$429	$454	-3.0%	$1,336	$1,293	-3.2%
Commissions	598	623	522	546	562	-6.0%	1,776	1,630	-8.2%
Media expenses	-	-	-	-	-	NM	28	-	-100.0%
Taxes, licenses and fees	63	46	68	64	65	3.2%	194	197	1.5%
Interest and debt expense	67	68	68	68	66	-1.5%	204	202	-1.0%
Expenses associated with reserve financing
and unrelated letters of credit	18	18	18	19	21	16.7%	55	59	7.3%
Total operating commissions and other
expenses incurred	1,214	1,220	1,086	1,126	1,168	-3.8%	3,593	3,381	-5.9%

Less Amounts Capitalized
General and administrative expenses	(47)	(60)	(42)	(43)	(43)	8.5%	(140)	(127)	9.3%
Commissions	(320)	(340)	(251)	(274)	(286)	10.6%	(928)	(812)	12.5%
Taxes, licenses and fees	(8)	(7)	(8)	(9)	(10)	-25.0%	(24)	(27)	-12.5%
Total amounts capitalized	(375)	(407)	(301)	(326)	(339)	9.6%	(1,092)	(966)	11.5%
Total expenses incurred, net of amounts
capitalized, excluding amortization	839	813	785	800	829	-1.2%	2,501	2,415	-3.4%

Amortization
Amortization of DAC and VOBA	674	110	258	244	512	-24.0%	1,174	1,013	-13.7%
Amortization of intangibles	1	1	1	1	1	0.0%	3	3	0.0%
Total amortization	675	111	259	245	513	-24.0%	1,177	1,016	-13.7%
Total operating commissions and
other expenses	$1,514	$924	$1,044	$1,045	$1,342	-11.4%	$3,678	$3,431	-6.7%

Lincoln Financial Group
Interest Rate Yields and Spreads By Segment
Unaudited

	For the Three Months Ended						For the Nine Months Ended
	9/30/15	12/31/15	3/31/16	6/30/16	9/30/16	Change	9/30/15	9/30/16	Change
Annuities
Earned rate on reserves	4.19%	4.12%	4.12%	4.08%	4.08%	(11)	4.21%	4.09%	(12)
Variable investment income on reserves (1)	0.18%	0.15%	0.06%	0.07%	0.23%	5	0.15%	0.12%	(3)
Net investment income yield on reserves	4.37%	4.27%	4.18%	4.15%	4.31%	(6)	4.36%	4.21%	(15)
Interest rate credited to contract holders	2.56%	2.53%	2.60%	2.69%	2.70%	14	2.60%	2.66%	6
Interest rate spread	1.81%	1.74%	1.58%	1.46%	1.61%	(20)	1.76%	1.55%	(21)
Base spreads excluding variable investment income	1.63%	1.59%	1.52%	1.39%	1.38%	(25)	1.61%	1.43%	(18)

Retirement Plan Services
Earned rate on reserves	4.71%	4.62%	4.58%	4.52%	4.48%	(23)	4.66%	4.52%	(14)
Variable investment income on reserves (1)	0.19%	0.12%	0.05%	0.06%	0.27%	8	0.13%	0.13%	-
Net investment income yield on reserves	4.90%	4.74%	4.63%	4.58%	4.75%	(15)	4.79%	4.65%	(14)
Interest rate credited to contract holders	3.01%	3.01%	2.98%	3.01%	3.00%	(1)	3.01%	2.99%	(2)
Interest rate spread	1.89%	1.73%	1.65%	1.57%	1.75%	(14)	1.78%	1.66%	(12)
Base spreads excluding variable investment income	1.70%	1.61%	1.60%	1.51%	1.48%	(22)	1.65%	1.53%	(12)

Life Insurance
Earned rate on reserves	5.33%	5.33%	5.26%	5.21%	5.20%	(13)	5.32%	5.23%	(9)
Variable investment income on reserves (1)	0.42%	0.08%	-0.01%	0.15%	0.41%	(1)	0.28%	0.18%	(10)
Net investment income yield on reserves	5.75%	5.41%	5.25%	5.36%	5.61%	(14)	5.60%	5.41%	(19)
Interest rate credited to contract holders	3.92%	3.97%	3.92%	3.92%	3.89%	(3)	3.93%	3.91%	(2)
Interest rate spread	1.83%	1.44%	1.33%	1.44%	1.72%	(11)	1.67%	1.50%	(17)
Base spreads excluding variable investment income	1.41%	1.36%	1.34%	1.29%	1.31%	(10)	1.39%	1.32%	(7)

Total (2)
Earned rate (3)	4.86%	4.85%	4.78%	4.72%	4.68%	(18)	4.84%	4.72%	(12)
Variable investment income (1) (3)	0.36%	0.09%	-0.01%	0.12%	0.36%	-	0.23%	0.16%	(7)
Net investment income yield (3)	5.22%	4.94%	4.77%	4.84%	5.04%	(18)	5.07%	4.88%	(19)
Interest rate credited to contract holders	3.34%	3.35%	3.34%	3.36%	3.34%	-	3.35%	3.35%	-
Interest rate spread	1.88%	1.59%	1.43%	1.48%	1.70%	(18)	1.72%	1.53%	(19)
Base spreads excluding variable investment income	1.52%	1.50%	1.44%	1.36%	1.34%	(18)	1.49%	1.37%	(12)
(1) Variable investment income consists of commercial mortgage loan prepayment and bond make-whole premiums and investment income on alternative investments.
(2) Includes the results of all of our business segments and Other Operations.
(3) Includes investment yields on reserves and surplus.

Select Earnings and Operational Data from Business Segments

Lincoln
Financial Group®
You're In Charge®

Lincoln Financial Group
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/15	12/31/15	3/31/16	6/30/16	9/30/16	Change	9/30/15	9/30/16	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$129	$154	$151	$68	$45	-65.1%	$264	$264	0.0%
Fee income	520	517	493	510	535	2.9%	1,561	1,539	-1.4%
Net investment income	257	252	251	258	268	4.3%	751	777	3.5%
Operating realized gain (loss)	45	44	44	44	45	0.0%	133	132	-0.8%
Other revenues	109	112	100	103	107	-1.8%	332	311	-6.3%
Total operating revenues	1,060	1,079	1,039	983	1,000	-5.7%	3,041	3,023	-0.6%
Operating expenses:
Interest credited	134	135	140	144	148	10.4%	416	432	3.8%
Benefits	219	214	216	136	112	-48.9%	437	465	6.4%
Commissions incurred	261	257	218	216	214	-18.0%	777	648	-16.6%
Other expenses incurred	220	227	218	210	214	-2.7%	674	643	-4.6%
Amounts capitalized	(160)	(146)	(112)	(105)	(100)	37.5%	(471)	(318)	32.5%
Amortization	58	83	87	86	109	87.9%	259	282	8.9%
Total operating expenses	732	770	767	687	697	-4.8%	2,092	2,152	2.9%
Income (loss) from operations before taxes	328	309	272	296	303	-7.6%	949	871	-8.2%
Federal income tax expense (benefit)	69	66	54	61	63	-8.7%	196	178	-9.2%
Income (loss) from operations	$259	$243	$218	$235	$240	-7.3%	$753	$693	-8.0%

Effective Federal Income Tax Rate	20.9%	21.4%	19.8%	20.6%	20.8%		20.6%	20.4%

Average Equity, Excluding Goodwill and AOCI	$4,262	$4,335	$4,381	$4,502	$4,611	8.2%	$4,074	$4,498	10.4%

ROE, Excluding Goodwill and AOCI	24.3%	22.4%	19.9%	20.9%	20.8%		24.6%	20.6%

Return on Average Account Values	84	79	74	77	77	(7)	81	76	(5)

Account Values
Variable annuity account values:
Average	$104,676	$104,052	$99,610	$103,444	$105,954	1.2%	$105,984	$103,015	-2.8%
End-of-period	100,580	103,145	102,902	103,861	106,473	5.9%	100,580	106,473	5.9%
Fixed annuity account values:
Average	17,992	18,278	18,579	18,939	19,069	6.0%	17,984	18,861	4.9%
End-of-period	18,027	18,451	18,829	18,990	19,037	5.6%	18,027	19,037	5.6%

Lincoln Financial Group
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/15	12/31/15	3/31/16	6/30/16	9/30/16	Change	9/30/15	9/30/16	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$60	$61	$55	$57	$58	-3.3%	$182	$170	-6.6%
Net investment income	219	213	207	209	220	0.5%	634	637	0.5%
Other revenues	3	2	5	4	4	33.3%	10	12	20.0%
Total operating revenues	282	276	267	270	282	0.0%	826	819	-0.8%
Operating expenses:
Interest credited	124	126	125	127	128	3.2%	370	379	2.4%
Benefits	-	-	-	-	-	NM	1	1	0.0%
Commissions incurred	19	19	19	19	20	5.3%	59	59	0.0%
Other expenses incurred	83	88	82	84	85	2.4%	248	250	0.8%
Amounts capitalized	(6)	(9)	(6)	(6)	(6)	0.0%	(20)	(19)	5.0%
Amortization	5	7	6	5	10	100.0%	23	21	-8.7%
Total operating expenses	225	231	226	229	237	5.3%	681	691	1.5%
Income (loss) from operations before taxes	57	45	41	41	45	-21.1%	145	128	-11.7%
Federal income tax expense (benefit)	15	12	10	10	13	-13.3%	38	34	-10.5%
Income (loss) from operations	$42	$33	$31	$31	$32	-23.8%	$107	$94	-12.1%

Effective Federal Income Tax Rate	27.3%	25.4%	25.8%	25.6%	28.6%		26.3%	26.7%

Average Equity, Excluding Goodwill and AOCI	$1,010	$1,045	$1,067	$1,098	$1,128	11.7%	$1,003	$1,098	9.5%

ROE, Excluding Goodwill and AOCI	16.4%	12.8%	11.5%	11.2%	11.4%		14.2%	11.4%

Pre-tax Net Margin	36.2%	29.8%	29.1%	28.8%	29.4%		31.8%	29.1%

Return on Average Account Values	31	25	23	22	23	(8)	26	23	(3)

Net Flows by Market
Small Market	88	190	13	(22)	99	12.5%	$71	$90	26.8%
Mid - Large Market	359	(185)	215	191	166	-53.8%	1,303	572	-56.1%
Multi-Fund® and Other	(196)	(226)	(150)	(165)	(168)	14.3%	(701)	(482)	31.2%

Net Flows – Trailing Twelve Months	$(264)	$452	$415	$112	$(41)	84.5%	$(264)	$(41)	84.5%

Lincoln Financial Group
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/15	12/31/15	3/31/16	6/30/16	9/30/16	Change	9/30/15	9/30/16	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$166	$174	$172	$177	$174	4.8%	$475	$524	10.3%
Fee income	890	538	687	721	780	-12.4%	2,187	2,188	0.0%
Net investment income	662	628	611	633	665	0.5%	1,913	1,910	-0.2%
Operating realized gain (loss)	-	(1)	-	-	(1)	NM	2	(1)	NM
Other revenues	9	9	8	7	12	33.3%	23	25	8.7%
Total operating revenues	1,727	1,348	1,478	1,538	1,630	-5.6%	4,600	4,646	1.0%
Operating expenses:
Interest credited	344	352	348	349	349	1.5%	1,026	1,045	1.9%
Benefits	578	661	740	708	522	-9.7%	1,901	1,971	3.7%
Commissions incurred	175	199	147	174	190	8.6%	497	512	3.0%
Other expenses incurred	182	181	185	193	201	10.4%	550	579	5.3%
Amounts capitalized	(193)	(224)	(165)	(198)	(219)	-13.5%	(555)	(582)	-4.9%
Amortization	595	4	120	137	341	-42.7%	827	597	-27.8%
Total operating expenses	1,681	1,173	1,375	1,363	1,384	-17.7%	4,246	4,122	-2.9%
Income (loss) from operations before taxes	46	175	103	175	246	NM	354	524	48.0%
Federal income tax expense (benefit)	10	56	28	55	79	NM	103	163	58.3%
Income (loss) from operations	$36	$119	$75	$120	$167	NM	$251	$361	43.8%

Effective Federal Income Tax Rate	22.5%	31.6%	27.5%	31.3%	32.4%		29.1%	31.1%

Average Equity, Excluding Goodwill and AOCI	$6,506	$6,435	$6,405	$6,320	$6,272	-3.6%	$6,384	$6,332	-0.8%

ROE, Excluding Goodwill and AOCI	2.2%	7.4%	4.7%	7.6%	10.6%		5.2%	7.6%

Average Account Values	$42,963	$43,269	$43,795	$44,162	$44,792	4.3%	$42,774	$44,250	3.5%

In-Force Face Amount
UL and other	$328,115	$331,299	$331,690	$333,006	$334,601	2.0%	$328,115	$334,601	2.0%
Term insurance	325,522	330,755	335,762	342,366	350,047	7.5%	325,522	350,047	7.5%
Total in-force face amount	$653,637	$662,054	$667,452	$675,372	$684,648	4.7%	$653,637	$684,648	4.7%

Lincoln Financial Group
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/15	12/31/15	3/31/16	6/30/16	9/30/16	Change	9/30/15	9/30/16	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$519	$516	$489	$478	$485	-6.6%	$1,647	$1,452	-11.8%
Net investment income	48	45	42	43	45	-6.3%	138	131	-5.1%
Other revenues	3	4	3	4	4	33.3%	7	10	42.9%
Total operating revenues	570	565	534	525	534	-6.3%	1,792	1,593	-11.1%
Operating expenses:
Interest credited	-	1	1	1	1	NM	2	2	0.0%
Benefits	386	387	340	345	291	-24.6%	1,248	976	-21.8%
Commissions incurred	62	63	62	61	57	-8.1%	197	181	-8.1%
Other expenses incurred	95	104	93	97	102	7.4%	282	292	3.5%
Amounts capitalized	(16)	(27)	(15)	(17)	(14)	12.5%	(46)	(46)	0.0%
Amortization	17	17	45	15	53	211.8%	64	113	76.6%
Total operating expenses	544	545	526	502	490	-9.9%	1,747	1,518	-13.1%
Income (loss) from operations before taxes	26	20	8	23	44	69.2%	45	75	66.7%
Federal income tax expense (benefit)	9	7	3	8	16	77.8%	16	26	62.5%
Income (loss) from operations	$17	$13	$5	$15	$28	64.7%	$29	$49	69.0%

Effective Federal Income Tax Rate	35.0%	35.0%	35.0%	35.0%	35.0%		35.0%	35.0%

Average Equity, Excluding Goodwill and AOCI	$1,228	$1,217	$1,203	$1,159	$1,096	-10.7%	$1,236	$1,152	-6.8%

ROE, Excluding Goodwill and AOCI	5.4%	4.4%	1.8%	5.1%	10.4%		3.2%	5.6%

Loss Ratios by Product Line
Life	70.5%	72.3%	71.1%	70.4%	66.1%		73.4%	69.2%
Disability	79.3%	79.5%	67.2%	74.8%	52.9%		78.1%	65.0%
Dental	70.3%	69.1%	73.5%	70.4%	66.6%		71.9%	70.2%
Total non-medical	74.5%	75.3%	69.6%	72.5%	60.1%		75.4%	67.4%

Lincoln Financial Group
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/15	12/31/15	3/31/16	6/30/16	9/30/16	Change	9/30/15	9/30/16	Change
Other Operations
Operating revenues:
Insurance premiums	$11	$4	$3	$4	$3	-72.7%	$11	$12	9.1%
Net investment income	67	62	61	56	61	-9.0%	192	175	-8.9%
Amortization of deferred gain on
business sold through reinsurance	18	18	18	18	18	0.0%	53	53	0.0%
Media revenues	-	-	-	-	-	NM	31	-	-100.0%
Other revenues	-	2	-	1	2	NM	-	4	NM
Total operating revenues	96	86	82	79	84	-12.5%	287	244	-15.0%
Operating expenses:
Interest credited	20	19	20	19	17	-15.0%	61	56	-8.2%
Benefits	52	31	29	32	49	-5.8%	108	107	-0.9%
Media expenses	-	-	-	-	-	NM	28	-	-100.0%
Commissions and other expenses	50	13	(8)	6	19	-62.0%	81	17	-79.0%
Interest and debt expenses	67	68	68	68	66	-1.5%	204	202	-1.0%
Total operating expenses	189	131	109	125	151	-20.1%	482	382	-20.7%
Income (loss) from operations before taxes	(93)	(45)	(27)	(46)	(67)	28.0%	(195)	(138)	29.2%
Federal income tax expense (benefit)	(28)	(19)	(12)	(18)	(41)	-46.4%	(68)	(69)	-1.5%
Income (loss) from operations	$(65)	$(26)	$(15)	$(28)	$(26)	60.0%	$(127)	$(69)	45.7%

DAC, VOBA, DSI, DFEL
& Account Value Roll Forwards

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/15	12/31/15	3/31/16	6/30/16	9/30/16	Change	9/30/15	9/30/16	Change
DAC, VOBA, and DSI
Balance as of beginning-of-period	$9,394	$9,111	$9,766	$9,235	$8,522	-9.3%	$8,447	$9,766	15.6%
Business acquired (sold) through reinsurance	2	-	-	-	-	-100.0%	16	-	-100.0%
Deferrals	380	415	309	332	345	-9.2%	1,112	986	-11.3%
Operating amortization	(681)	(117)	(265)	(250)	(523)	23.2%	(1,197)	(1,037)	13.4%
Deferrals, net of operating amortization	(301)	298	44	82	(178)	40.9%	(85)	(51)	40.0%
Amortization associated with benefit ratio unlocking	15	(3)	2	(1)	(8)	NM	14	(7)	NM
Adjustment related to realized (gains) losses	(26)	20	(4)	(1)	(26)	0.0%	(37)	(32)	13.5%
Adjustment related to unrealized (gains) losses	27	340	(573)	(793)	(54)	NM	756	(1,420)	NM
Balance as of end-of-period	$9,111	$9,766	$9,235	$8,522	$8,256	-9.4%	$9,111	$8,256	-9.4%

DFEL
Balance as of beginning-of-period	$1,797	$1,593	$1,952	$1,696	$1,357	-24.5%	$1,401	$1,952	39.3%
Deferrals	141	150	136	150	164	16.3%	389	450	15.7%
Operating amortization	(306)	78	(84)	(92)	(151)	50.7%	(455)	(327)	28.1%
Deferrals, net of operating amortization	(165)	228	52	58	13	107.9%	(66)	123	286.4%
Amortization associated with benefit ratio unlocking	2	(1)	-	-	(1)	NM	2	(1)	NM
Adjustment related to realized (gains) losses	(3)	1	(1)	1	(5)	-66.7%	(6)	(6)	0.0%
Adjustment related to unrealized (gains) losses	(38)	131	(307)	(398)	(78)	NM	262	(782)	NM
Balance as of end-of-period	$1,593	$1,952	$1,696	$1,357	$1,286	-19.3%	$1,593	$1,286	-19.3%

DAC, VOBA, DSI, and DFEL Balance as
of End-of-Period, After-Tax	$4,887	$5,079	$4,900	$4,657	$4,531	-7.3%	$4,887	$4,531	-7.3%

Lincoln Financial Group
Annuities – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/15	12/31/15	3/31/16	6/30/16	9/30/16	Change	9/30/15	9/30/16	Change
Fixed Annuities
Balance as of beginning-of-period	$18,597	$18,672	$19,082	$19,448	$19,598	5.4%	$18,661	$19,082	2.3%
Gross deposits	566	656	668	478	420	-25.8%	1,224	1,566	27.9%
Full surrenders and deaths	(357)	(276)	(285)	(345)	(412)	-15.4%	(1,039)	(1,042)	-0.3%
Other contract benefits	(168)	(176)	(127)	(130)	(137)	18.5%	(483)	(394)	18.4%
Net flows	41	204	256	3	(129)	NM	(298)	130	143.6%
Reinvested interest credited	31	200	103	143	163	NM	294	409	39.1%
Sales inducements deferred	3	6	7	4	2	-33.3%	15	13	-13.3%
Balance as of end-of-period, gross	18,672	19,082	19,448	19,598	19,634	5.2%	18,672	19,634	5.2%
Reinsurance ceded	(645)	(631)	(619)	(608)	(597)	7.4%	(645)	(597)	7.4%
Balance as of end-of-period, net	$18,027	$18,451	$18,829	$18,990	$19,037	5.6%	$18,027	$19,037	5.6%

Variable Annuities
Balance as of beginning-of-period	$106,600	$100,581	$103,146	$102,903	$103,861	-2.6%	$104,073	$103,146	-0.9%
Gross deposits	2,738	2,362	1,685	1,635	1,518	-44.6%	8,451	4,838	-42.8%
Full surrenders and deaths	(1,299)	(1,122)	(1,030)	(1,160)	(1,312)	-1.0%	(4,202)	(3,503)	16.6%
Other contract benefits	(944)	(1,009)	(946)	(930)	(945)	-0.1%	(2,822)	(2,819)	0.1%
Net flows	495	231	(291)	(455)	(739)	NM	1,427	(1,484)	NM
Change in market value and reinvestment	(6,514)	2,334	48	1,413	3,351	151.4%	(4,919)	4,811	197.8%
Balance as of end-of-period, gross	100,581	103,146	102,903	103,861	106,473	5.9%	100,581	106,473	5.9%
Reinsurance ceded	(1)	(1)	(1)	-	-	100.0%	(1)	-	100.0%
Balance as of end-of-period, net	$100,580	$103,145	$102,902	$103,861	$106,473	5.9%	$100,580	$106,473	5.9%

Total
Balance as of beginning-of-period	$125,197	$119,253	$122,228	$122,351	$123,459	-1.4%	$122,734	$122,228	-0.4%
Gross deposits	3,304	3,018	2,353	2,113	1,938	-41.3%	9,675	6,404	-33.8%
Full surrenders and deaths	(1,656)	(1,398)	(1,315)	(1,505)	(1,724)	-4.1%	(5,241)	(4,545)	13.3%
Other contract benefits	(1,112)	(1,185)	(1,073)	(1,060)	(1,082)	2.7%	(3,305)	(3,213)	2.8%
Net flows	536	435	(35)	(452)	(868)	NM	1,129	(1,354)	NM
Change in market value and reinvestment	(6,483)	2,534	151	1,556	3,514	154.2%	(4,625)	5,220	212.9%
Sales inducements deferred	3	6	7	4	2	-33.3%	15	13	-13.3%
Balance as of end-of-period, gross	119,253	122,228	122,351	123,459	126,107	5.7%	119,253	126,107	5.7%
Reinsurance ceded	(646)	(632)	(620)	(608)	(597)	7.6%	(646)	(597)	7.6%
Balance as of end-of-period, net	$118,607	$121,596	$121,731	$122,851	$125,510	5.8%	$118,607	$125,510	5.8%

Lincoln Financial Group
Retirement Plan Services – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/15	12/31/15	3/31/16	6/30/16	9/30/16	Change	9/30/15	9/30/16	Change
General Account
Balance as of beginning-of-period	$16,469	$16,649	$16,588	$16,727	$16,996	3.2%	$16,229	$16,588	2.2%
Gross deposits	425	562	420	448	555	30.6%	1,295	1,423	9.9%
Withdrawals and deaths	(547)	(821)	(572)	(483)	(456)	16.6%	(1,566)	(1,512)	3.4%
Net flows	(122)	(259)	(152)	(35)	99	181.1%	(271)	(89)	67.2%
Transfers between fixed and variable accounts	176	71	168	178	163	-7.4%	321	509	58.6%
Reinvestment interest credited	126	127	123	126	129	2.4%	370	379	2.4%
Balance as of end-of-period	$16,649	$16,588	$16,727	$16,996	$17,387	4.4%	$16,649	$17,387	4.4%

Separate Account and Mutual Funds
Balance as of beginning-of-period	$38,520	$36,195	$37,512	$37,772	$38,434	-0.2%	$37,310	$37,512	0.5%
Gross deposits	1,459	1,533	1,371	1,212	1,244	-14.7%	4,155	3,828	-7.9%
Withdrawals and deaths	(1,086)	(1,495)	(1,141)	(1,173)	(1,246)	-14.7%	(3,211)	(3,559)	-10.8%
Net flows	373	38	230	39	(2)	NM	944	269	-71.5%
Transfers between fixed and variable accounts	(161)	(62)	(149)	(155)	(126)	21.7%	(317)	(431)	-36.0%
Change in market value and reinvestment	(2,537)	1,341	179	778	1,575	162.1%	(1,742)	2,531	245.3%
Balance as of end-of-period	$36,195	$37,512	$37,772	$38,434	$39,881	10.2%	$36,195	$39,881	10.2%

Total
Balance as of beginning-of-period	$54,989	$52,844	$54,100	$54,499	$55,430	0.8%	$53,539	$54,100	1.0%
Gross deposits	1,884	2,095	1,791	1,660	1,799	-4.5%	5,450	5,251	-3.7%
Withdrawals and deaths	(1,633)	(2,316)	(1,713)	(1,656)	(1,702)	-4.2%	(4,777)	(5,071)	-6.2%
Net flows	251	(221)	78	4	97	-61.4%	673	180	-73.3%
Transfers between fixed and variable accounts	15	9	19	23	37	146.7%	4	78	NM
Change in market value and reinvestment	(2,411)	1,468	302	904	1,704	170.7%	(1,372)	2,910	NM
Balance as of end-of-period	$52,844	$54,100	$54,499	$55,430	$57,268	8.4%	$52,844	$57,268	8.4%

Lincoln Financial Group
Life Insurance – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/15	12/31/15	3/31/16	6/30/16	9/30/16	Change	9/30/15	9/30/16	Change
General Account
Balance as of beginning-of-period	$34,930	$35,213	$35,545	$35,640	$35,775	2.4%	$34,612	$35,545	2.7%
Deposits	1,012	1,082	945	992	1,050	3.8%	2,897	2,988	3.1%
Withdrawals and deaths	(214)	(208)	(317)	(294)	(270)	-26.2%	(812)	(882)	-8.6%
Net flows	798	874	628	698	780	-2.3%	2,085	2,106	1.0%
Contract holder assessments	(855)	(882)	(868)	(898)	(921)	-7.7%	(2,499)	(2,688)	-7.6%
Reinvested interest credited	340	340	335	335	341	0.3%	1,015	1,012	-0.3%
Balance as of end-of-period, gross	35,213	35,545	35,640	35,775	35,975	2.2%	35,213	35,975	2.2%
Reinsurance ceded	(770)	(763)	(763)	(760)	(756)	1.8%	(770)	(756)	1.8%
Balance as of end-of-period, net	$34,443	$34,782	$34,877	$35,015	$35,219	2.3%	$34,443	$35,219	2.3%

Separate Account
Balance as of beginning-of-period	$9,766	$9,213	$9,696	$9,830	$10,172	4.2%	$9,263	$9,696	4.7%
Deposits	388	460	293	399	440	13.4%	1,158	1,132	-2.2%
Withdrawals and deaths	(167)	(164)	(91)	(119)	(118)	29.3%	(407)	(328)	19.4%
Net flows	221	296	202	280	322	45.7%	751	804	7.1%
Contract holder assessments	(132)	(143)	(135)	(143)	(153)	-15.9%	(390)	(431)	-10.5%
Change in market value and reinvestment	(642)	330	67	205	422	165.7%	(411)	694	268.9%
Balance as of end-of-period, gross	9,213	9,696	9,830	10,172	10,763	16.8%	9,213	10,763	16.8%
Reinsurance ceded	(788)	(809)	(786)	(785)	(800)	-1.5%	(788)	(800)	-1.5%
Balance as of end-of-period, net	$8,425	$8,887	$9,044	$9,387	$9,963	18.3%	$8,425	$9,963	18.3%

Total
Balance as of beginning-of-period	$44,696	$44,426	$45,241	$45,470	$45,947	2.8%	$43,875	$45,241	3.1%
Deposits	1,400	1,542	1,238	1,391	1,490	6.4%	4,055	4,120	1.6%
Withdrawals and deaths	(381)	(372)	(408)	(413)	(388)	-1.8%	(1,219)	(1,210)	0.7%
Net flows	1,019	1,170	830	978	1,102	8.1%	2,836	2,910	2.6%
Contract holder assessments	(987)	(1,025)	(1,003)	(1,041)	(1,074)	-8.8%	(2,889)	(3,119)	-8.0%
Change in market value and reinvestment	(302)	670	402	540	763	NM	604	1,706	182.5%
Balance as of end-of-period, gross	44,426	45,241	45,470	45,947	46,738	5.2%	44,426	46,738	5.2%
Reinsurance ceded	(1,558)	(1,572)	(1,549)	(1,545)	(1,556)	0.1%	(1,558)	(1,556)	0.1%
Balance as of end-of-period, net	$42,868	$43,669	$43,921	$44,402	$45,182	5.4%	$42,868	$45,182	5.4%

Other Information

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Select Investment Data
Unaudited (millions of dollars)

	As of 9/30/15		As of 12/31/15		As of 9/30/16
	Amount	%	Amount	%	Amount	%
AFS and Trading Securities, at Fair Value
AFS securities:
Corporate bonds	$74,432	84.3%	$74,032	84.5%	$81,369	85.3%
U.S. government bonds	438	0.5%	429	0.5%	458	0.5%
Foreign government bonds	532	0.6%	524	0.6%	530	0.6%
Mortgage-backed securities	4,252	4.8%	4,104	4.7%	4,019	4.2%
Asset-backed collateralized debt obligations	515	0.6%	589	0.7%	686	0.7%
State and municipal bonds	4,480	5.1%	4,480	5.1%	4,939	5.2%
Hybrid and redeemable preferred securities	857	1.0%	806	0.9%	631	0.7%
VIEs’ fixed maturity securities	598	0.7%	598	0.7%	600	0.6%
Equity securities	242	0.3%	237	0.3%	273	0.3%
Total AFS securities	86,346	97.9%	85,799	98.0%	93,505	98.1%
Trading securities	1,914	2.1%	1,854	2.0%	1,808	1.9%
Total AFS and trading securities	$88,260	100.0%	$87,653	100.0%	$95,313	100.0%

AFS and Trading Securities, at Amortized Cost
Fixed maturity securities	$83,164	99.7%	$84,241	99.7%	$85,860	99.7%
Equity securities	231	0.3%	226	0.3%	259	0.3%
Total AFS and trading securities	$83,395	100.0%	$84,467	100.0%	$86,119	100.0%

Percentage of Fixed Maturity AFS Securities, at Amortized Cost
Investment grade		95.0%		95.1%		94.9%
Below investment grade		5.0%		4.9%		5.1%

Lincoln Financial Group
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/15	12/31/15	3/31/16	6/30/16	9/30/16	Change	9/30/15	9/30/16	Change
Realized Gain (Loss), Pre-Tax
Total operating realized gain (loss)	$45	$43	$44	$44	$44	-2.2%	$135	$131	-3.0%
Total excluded realized gain (loss)	(18)	(183)	(158)	(89)	(7)	61.1%	(146)	(252)	-72.6%
Total realized gain (loss), pre-tax	$27	$(140)	$(114)	$(45)	$37	37.0%	$(11)	$(121)	NM

Excluded Realized Gain (Loss) Net of
Benefit Ratio Unlocking, After-Tax
Total excluded realized gain (loss)	$(11)	$(118)	$(102)	$(57)	$(4)	63.6%	$(95)	$(164)	-72.6%
Benefit ratio unlocking	(51)	19	(4)	9	30	158.8%	(48)	34	170.8%
Net gain (loss), after-tax	$(62)	$(99)	$(106)	$(48)	$26	141.9%	$(143)	$(130)	9.1%

Realized Gain (Loss) Net of Benefit Ratio
Unlocking, After-Tax
Realized gain (loss) related to investments	$(26)	$(35)	$(64)	$(47)	$(28)	-7.7%	$(51)	$(140)	NM
Variable annuity net derivative results:
Hedge program performance, including unlocking
for GLB reserves hedged	(102)	(13)	(94)	(23)	82	180.4%	(136)	(35)	74.3%
GLB non-performance risk component	84	(43)	67	24	(32)	NM	83	59	-28.9%
Total variable annuity net derivative results	(18)	(56)	(27)	1	50	NM	(53)	24	145.3%
Indexed annuity forward-starting option	(18)	(8)	(15)	(2)	4	122.2%	(37)	(14)	62.2%
Gain (loss) on sale of subsidiaries/businesses	-	-	-	-	-	NM	(2)	-	100.0%
Excluded realized gain (loss) net of
benefit ratio unlocking, after-tax	$(62)	$(99)	$(106)	$(48)	$26	141.9%	$(143)	$(130)	9.1%

Components of Realized Gain (Loss)
Related to Investments, After-Tax
OTTI	$(12)	$(10)	$(23)	$(18)	$(8)	27.8%	$(25)	$(49)	-96.0%
Other realized gain (loss) related to certain investments	(4)	(12)	(46)	(24)	(19)	NM	(10)	(90)	NM
Gain (loss) on the mark-to-market on certain instruments	(10)	(13)	5	(5)	(1)	90.0%	(16)	(1)	93.8%
Total realized gain (loss) related
to investments, after-tax	$(26)	$(35)	$(64)	$(47)	$(28)	-7.7%	$(51)	$(140)	NM

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/15	12/31/15	3/31/16	6/30/16	9/30/16	Change	9/30/15	9/30/16	Change
Revenues
Total revenues	$3,716	$3,172	$3,243	$3,307	$3,525	-5.1%	$10,400	$10,076	-3.1%
Less:
Excluded realized gain (loss)	(18)	(183)	(158)	(89)	(7)	61.1%	(146)	(252)	-72.6%
Amortization of DFEL on benefit ratio unlocking	(2)	-	-	-	1	150.0%	(2)	1	150.0%
Amortization of deferred gains arising from reserve
changes on business sold through reinsurance	1	1	1	1	1	0.0%	2	2	0.0%
Operating revenues	$3,735	$3,354	$3,400	$3,395	$3,530	-5.5%	$10,546	$10,325	-2.1%

Net Income
Net income (loss)	$227	$283	$208	$325	$467	105.7%	$871	$999	14.7%
Less:
Excluded realized gain (loss)	(11)	(118)	(102)	(57)	(4)	63.6%	(95)	(164)	-72.6%
Benefit ratio unlocking	(51)	19	(4)	9	30	158.8%	(48)	34	170.8%
Income (loss) from reserve changes (net of related
amortization) on business sold through reinsurance	-	-	-	-	-	NM	1	1	0.0%
Income (loss) from operations	$289	$382	$314	$373	$441	52.6%	$1,013	$1,128	11.4%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$0.87	$1.14	$0.82	$1.35	$2.00	129.9%	$3.37	$4.16	23.4%
Less:
Excluded realized gain (loss)	(0.04)	(0.48)	(0.41)	(0.25)	(0.02)	50.0%	(0.36)	(0.68)	-88.9%
Benefit ratio unlocking	(0.20)	0.08	(0.02)	0.04	0.13	165.0%	(0.19)	0.14	173.7%
Income (loss) from operations	$1.11	$1.54	$1.25	$1.56	$1.89	70.3%	$3.92	$4.70	19.9%